Exhibit 99.1

Lancaster Colony Corporation

380 Polaris Parkway, Suite 400

Westerville, Ohio 43082

(614) 224-7141

FOR IMMEDIATE RELEASE	SYMBOL: LANC
May 25, 2017	TRADED: Nasdaq

LANCASTER COLONY CORPORATION NAMES

DAVID A. CIESINSKI CHIEF EXECUTIVE OFFICER

WESTERVILLE, Ohio, May 25, 2017 – The Board of Directors of Lancaster Colony Corporation (Nasdaq: LANC) (the “Company”) has appointed David A. Ciesinski as CEO and principal executive officer effective July 1, 2017. Mr. Ciesinski will also join the Company’s Board of Directors effective that same date. John B. (“Jay”) Gerlach, Jr., the Company’s current CEO, will continue his employment and retain his role as Lancaster Colony’s Executive Chairman.

Mr. Ciesinski has served as Lancaster Colony’s President and Chief Operating Officer since joining the Company in April 2016. He is a veteran of the packaged foods industry with a background that includes executive leadership positions at H.J. Heinz Company and Kraft Foods Group, Inc. Mr. Ciesinski is a graduate of the United States Military Academy, West Point, and has also earned a Master’s Degree from the Tepper School of Business at Carnegie Mellon University.

“I am honored by this appointment to succeed Jay Gerlach as CEO and appreciate the legacy of strong leadership he has provided the Company over the past 41 years, including 20 years as CEO. During his tenure, Jay has successfully transformed Lancaster Colony from a diversified manufacturer to a growing food business,” said Mr. Ciesinski. “I’m incredibly excited about this new opportunity to extend my work with the great team of very talented people here at Lancaster Colony. We look forward to continuing our commitment to be The Better Food Company through the acceleration of our base business, simplification of our supply chain and added growth from good-fitting acquisitions.”

Mr. Gerlach commented, “Dave’s efforts over the past year as our President and Chief Operating Officer have touched all aspects of our business, most notably strengthening our management team, executing the Angelic Bakehouse acquisition and developing our long-term growth strategy. We are confident Dave is the right person to lead our business into the future.”

Forward-Looking Statements

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve

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various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

•	the ability to successfully implement our strategic initiatives;

•	the extent to which future business acquisitions are completed and acceptably integrated;

•	dependence on key personnel;

•	fluctuations in the cost and availability of raw materials and packaging;

•	the reaction of customers or consumers to the effect of price increases we may implement;

•	the potential for loss of larger programs or key customer relationships;

•	price and product competition;

•	the possible occurrence of product recalls or other defective or mislabeled product costs;

•	capacity constraints that may affect our ability to meet demand or may increase our costs;

•	stability of labor relations;

•	the outcome of any litigation or arbitration;

•	risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov)

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on such statements that are based on current expectations.

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FOR FURTHER INFORMATION:	Douglas A. Fell, Vice President, Treasurer and CFO, or
Dale N. Ganobsik, Director of Investor Relations
Lancaster Colony Corporation
Phone: 614/224-7141
Email: ir@lancastercolony.com